SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

         Date of Report (Date of earliest event reported): July 16, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS TRUST SERIES GSC-2)
             (Exact name of registrant as specified in its charter)

             Delaware                 333-88166-18              13-3891329
         (State or other              (Commission             (I. R. S. Employer
         jurisdiction of             File Number)           Identification No.)
          incorporation)

      World Financial Center,                                     10281
        New York, New York                                     (Zip Code)
       (Address of principal
        executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.           Changes in Control of Registrant

                  None.

Item 2.           Acquisition of Disposition of Assets

                  None.

Item 3.           Bankruptcy or Receivership

                  None.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  On July 16, 2004, PPLUS Trust Series GSC-2, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,400,000 Floating Rate Callable Trust Certificates.

                  In connection therewith, the Depositor entered into a Series Supplement, dated as of July 16, 2004, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  (a) Financial statements of business acquired.

                      Not Applicable.

                  (b) Pro forma financial information.

                      Not Applicable.

                  (c) Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

1.2                        Terms Agreement between Merrill Lynch Depositor, Inc.
                           and Merrill Lynch, Pierce, Fenner & Smith,
                           Incorporated dated July 13, 2004.

4.2 Series Supplement, dated as of July 16, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

10.1 ISDA Master Agreement, including a Schedule thereto and interest rate swap Confirmation thereunder, dated as of July 16, 2004, between Merrill Lynch Capital Services, Inc. and PPlus Trust Series GSC-2.

Item 8.           Change in Fiscal Year

                  None.

Item 9.           Regulation FD Disclosure

                  None.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  None.

Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  Benefit Plans

                  Not Applicable.

Item 12.          Results of Operations and Financial Condition

                  Not Applicable.

                                          SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 MERRILL LYNCH DEPOSITOR, INC.

         Date:  July 20, 2004                    By:  /s/  Brian Barrett
                                                    ----------------------------
                                                    Name:    Brian Barrett
                                                    Title:   President

                                  EXHIBIT INDEX


Exhibit No.                                 Description
-----------                                 -----------

1.2                        Terms Agreement between Merrill Lynch Depositor, Inc.
                           and Merrill Lynch, Pierce, Fenner & Smith,
                           Incorporated dated July 13, 2004.

4.2 Series Supplement, dated as of July 16, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

10.1 ISDA Master Agreement, including a Schedule thereto and interest rate swap Confirmation thereunder, dated as of July 16, 2004, between Merrill Lynch Capital Services, Inc. and PPlus Trust Series GSC-2.